SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)            July 21, 2004


                               Cerner Corporation
                               ------------------
             (Exact name of Registrant as Specified in its Charter)

                                    Delaware
                  --------------------------------------------
                 (State or other jurisdiction of Incorporation)


    0-15386                                           43-1196944
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(Commission File Number)                   (I.R.S. Employer Identification No.)


 2800 Rockcreek Parkway, North Kansas City, Missouri          64117
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         (Address of principal executive offices)           (Zip Code)


                                 (816) 221-1024
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibit is furnished herewith.

99.1     Press Release issued July 21, 2004.


Item 9.           Regulation FD Disclosure


Cerner Corporation is furnishing herewith as Exhibit 99.1, the Press Release issued by the Company on July 21, 2004, which announces the Company's financial results for the three months ended July 3, 2004. This Press Release is being furnished under this Item 9 in accordance with SEC Release No. 33-8216 dated March 27, 2003.


To supplement our consolidated financial statements presented in accordance with GAAP, the Company uses non-GAAP measures of operating results, net income and earnings per share, which are adjusted from results based on GAAP to exclude certain expense items. The Company also discloses certain non-GAAP financial measures, such as booking revenue, revenue backlog and free cash flow. These non-GAAP measures are provided to enhance the user's overall understanding of our financial performance. These measurements are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.


The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, unless the registrant expressly states otherwise.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    CERNER CORPORATION


Date: July 21, 2004        By: /s/  Marc G. Naughton
                               -------------------------------------------------
                                    Marc G. Naughton, Senior Vice President,
                                    Treasurer and Chief Financial Officer

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



                                  EXHIBIT INDEX
                                  --------------
        Exhibit
        Number          Description                                    Page
        -----           -----------                                    ----

         99.1 Press Release issued July 21, 2004, furnished pursuant to Item 9 of this Form 8-K.



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